DEUTSCHE TOP 50 EUROPE
                         DEUTSCHE EUROPEAN MID-CAP FUND
                           DEUTSCHE GERMAN EQUITY FUND
                           DEUTSCHE EUROPEAN BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

The Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund") and Deutsche European Bond Fund (the "European Bond Fund") (each a "Fund" and, collectively, the "Funds") are each a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund has its own investment objective.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and, collectively, the "Portfolios") listed in Appendix A.

Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

Shares of each Fund are offered in two classes known as Class A Shares and Class B Shares (individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to both classes of the above-mentioned Shares.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS "or the"Adviser") of each Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated February 23, 1998 (as revised), a copy of which may be obtained from the Corporation at the address noted below.

FEDERATED INVESTORS TOWER
PITTSBURGH, PA 15222-3779

                               The date of this Statement of Additional
Information is February 23, 1998 (as revised).










Edgewood Services, Inc., Distributor

G02179-10 (3/98)

                              [GRAPHIC OMITTED]

I

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES      1
  Equity Investments                   1
  Investment Companies                 1
  Participation Certificates           1
  Short-Term Instruments               2
  Zero Coupon Obligations              2
  Options                              2
  Foreign Currency Exchange Transactions3
  Futures Contracts and Options on Futures Contracts  3
  Risk Management                      6
THE GERMAN SECURITIES MARKETS          7
  Equity Markets                       7
  Stock Indices                        8
  Primary Markets                      9
  Role of Banks in German Capital Markets 9
INVESTMENT RESTRICTIONS                10
  Non-Fundamental Investment Restrictions 11
DIRECTORS, TRUSTEES, AND OFFICERS      13
  Directors of the Corporation and Trustees of the Portfolio Trust13
  Officers of the Corporation          13
  Compensation Table--Directors of the Corporation     14
  Compensation Table--Trustees of the Portfolio Trust  14
MANAGER                                16
-----------------------------------------
ADVISER                                17
-----------------------------------------
ADMINISTRATOR                          17
-----------------------------------------
OPERATIONS AGENT                       18
-----------------------------------------
ADMINISTRATIVE AGENT                   19
-----------------------------------------
DISTRIBUTOR                            19
-----------------------------------------
TRANSFER AGENT, CUSTODIAN, AND FUND ACCOUNTANT  20
--------------------------------------------------
INDEPENDENT ACCOUNTANTS                20
-----------------------------------------
PURCHASE OF SHARES                     20
-----------------------------------------
  Conversion to Federal Funds          20
REDEMPTION OF SHARES                   21
  Redemption in Kind                   21
  Elimination of the Contingent Deferred Sales Charge 21
EXCHANGE OF SHARES                     21
NET ASSET VALUE                        22
  Fixed Income Securities              22
  Other Securities                     22
PERFORMANCE DATA                       23
  Total Return Quotations              23
  Yield                                23
  General                              23
      Economic and Market Information  26
PORTFOLIO TRANSACTIONS                 26
TAXES                                  27
  United States Taxation               27
DESCRIPTION OF SHARES                  30
-----------------------------------------
ADDITIONAL INFORMATION                 31
-----------------------------------------
APPENDIX A                             33
-----------------------------------------
  Funds and Corresponding Portfolios   33
APPENDIX B--DESCRIPTION OF SECURITY RATINGS      33
  Standard & Poor's Corporate and Municipal Bonds     33
  Moody's Corporate and Municipal Bonds33

13

INVESTMENT OBJECTIVE AND POLICIES
The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest.

EQUITY INVESTMENTS

As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

INVESTMENT COMPANIES

Up to 5% of the total assets of each Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

PARTICIPATION CERTIFICATES

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

SHORT-TERM INSTRUMENTS

Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, other member states of the OECD or quasi-government entities of any of the foregoing.

ZERO COUPON OBLIGATIONS

Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

OPTIONS

Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

   FUTURES CONTRACTS

      When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

      When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

   OPTIONS ON FUTURES

      Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

      Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

   COMBINED POSITIONS

      Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   OPTIONS ON SECURITIES INDICES

      Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

   WARRANTS

      Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

   OTHER LIMITATIONS

      The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if
      (1) such transactions constitute BONA FIDE hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute BONA FIDE hedging transactions.

   CORRELATION OF PRICE CHANGES

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

   LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

      There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

   POSITION LIMITS

      Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

   ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS

      Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

THE GERMAN SECURITIES MARKETS
EQUITY MARKETS

Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hanover and Bremen), of which Frankfurt accounted for approximately 79.5% of the total volume in 1996. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.


   MARKET CAPITALIZATION AND TRADING VOLUME
OF EQUITY SECURITIES ON GERMAN STOCK EXCHANGES(1)
                 (IN BILLIONS)

             MARKET          TRADING VOLUME FOR
        CAPITALIZATION AS      THE YEAR ENDED
        OF DECEMBER 31(2)      DECEMBER 31(2)

1992   $348.14 DM561.89     $876.8  DM1,415.2
1993    463.48   800.10    1,150.3    1,985.8
1994    499.25   773.88    1,302.9    2,017.9
1995    544.89   781.10    1,146.8    1,643.9
1996    635.95   988.77    1,487.6    2,312.9

(1) Excluding stocks of foreign-domiciled companies and investment companies.

(2) U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.

Sources: Deutsche Borse AG and the Deutsche Bundesbank.

German stock exchanges offer three different market segments within which stocks are traded:

(i)The official market (AMTLICHER HANDEL) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

(ii) The regulated, unlisted market (GEREGELTER MARKET) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

(iii) The unofficial unregulated telephone or over-the-counter market (FREIVERKEHR) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

STOCK INDICES

Two principal stock indices in Germany are the DAX Index (DEUTSCHER AKTIENINDEX; i.e., German Stock Index) and the CDAX German Composite Index (COMPOSITE DEUTSCHER AKTIENINDEX). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents over 69% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 75% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


                           ANNUAL TOTAL RETURN(1)

                                      FIRST
                                                                      HALF
                       1992      1993     1994     1995      1996    1997(2)

DAX                   (2.09)%  46.71%    (7.06)%   6.99%    28.17%   31.05%
CDAX                  (6.39)%  44.56%    (5.83)%   4.75%    22.14%   29.96%
Dollar-adjusted DAX   (8.33)%  36.85%     4.12%   15.60%    18.17%   16.83%
Dollar-adjusted CDAX (12.36)%  34.85%     5.50%   13.17%    12.61%   15.85%

(1)   Based on U.S. dollar returns.

(2) Return as of June 30, 1997 (not annualized).

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1996 represented 46.8% of total trading volume on the German stock exchanges: Daimler-Benz AG with DM 261.9 billion, Siemens AG with DM 256.1 billion, Deutsche Bank AG with DM 216.8 billion, Bayer AG with DM 186.4 billion and Volkswagen AG with DM 162.2 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German Government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


  INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
         INDEX AS OF DECEMBER 31, 1996

                                 DAX     CDAX

Banks and Insurance             28.0%    28.0%
Chemical Concerns/Pharmaceutical20.9%    20.1%
Auto Industry and Supply        13.7%    10.2%
Utilities and Energy            --       --
Electronics Industry            --       --
Mechanical Engineering           5.3%     5.7%
Steel and Raw Materials          4.0%     2.7%
Consumer Goods                   3.5%     4.1%
Other                            4.5%     6.0%

  Total                        100.0%   100.0%

(1) The DAX Index is comprised of 30 stocks representing approximately 69% of the market capitalization of the German stock exchange.

(2)   The CDAX Index is comprised of 374 stocks (subject to adjustments).

PRIMARY MARKETS

The amount of funds raised in equity financings in 1996 increased by DM 17,862 to DM 24,807 while the number of financings decreased by 6 to 14. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.


PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
              BY DOMESTIC ISSUERS
               (MILLIONS OF DM)

        1992    1993    1994     1995    1996

Value    804     833   1,246    6,495  24,807

Source: Deutsche Borse AG.

ROLE OF BANKS IN GERMAN CAPITAL MARKETS

As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (BORSENGESETZ) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major factor in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment of the Portfolio.

INVESTMENT RESTRICTIONS
The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio (1) may lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

(iv) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(v) Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

The DWS Funds are subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by the FRG, the states of the FRG, a member state of the European Union ("EU"), a state party to the Convention on the European Economic Area ("CEEA"), a member state of the Organization for Economic Cooperation and Development ("OECD") or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

   ALL FUNDS

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

DIRECTORS, TRUSTEES, AND OFFICERS
The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST


Edward C. Schmults

     Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President - External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT
05738.


Robert H. Wadsworth

     President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.


Werner Walbroel

     President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.


G. Richard Stamberger*

     Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc., 31 West 52nd Street, New York, NY 10019.


Christian Strenger*

     Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.

OFFICERS OF THE CORPORATION


Brian A. Lee*

     President. President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994-1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey.

Joseph Cheung*

     Treasurer. Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Morgan Grenfell Inc. Treasurer of the CountryBasketsSM Index Fund, Inc. (1996-1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and the New Germany Fund, Inc. (since 1993).


Robert R. Gambee*

     Secretary. Director of Deutsche Morgan Grenfell, Inc. (since 1992). First Vice President of Deutsche Morgan Grenfell, Inc. (1987-1991). Treasurer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc., and the New Germany Fund, Inc.


Laura Weber*

     Assistant Secretary and Assistant Treasurer. Associate of Deutsche Morgan Grenfell Inc. (since June 1997). Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management.

* Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

     Mr. Lee, Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and Adviser are indirect subsidiaries.

The address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

The Portfolio Trust does not have officers, but instead acts exclusively through its Trustees and agents of the Portfolio Trust authorized by the Trustees.

COMPENSATION TABLE--DIRECTORS OF THE CORPORATION


          AGGREGATE     PENSION OR                     ESTIMATED TOTAL
          COMPENSATION RETIREMENT BENEFITSESTIMATED ANNUAL COMPENSATION
          FROM THE     ACCRUED AS PART BENEFITS UPON FROM THE CORPORATION
          CORPORATION   OF FUND EXPENSES  RETIREMENT    AND FUND COMPLEX*

Edward C. Schmults,
Director               $7,000           None            None           $44,750

Robert H. Wadsworth,
Director               $7,000           None            None           $62,000

Werner Walbroel,
Director               $7,000           None            None           $46,250

G. Richard Stamberger,*
Director                 None           None            None              None

Christian Strenger,
Director                 None           None            None              None

* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

COMPENSATION TABLE--TRUSTEES OF THE PORTFOLIO TRUST


        AGGREGATE     PENSION OR                     ESTIMATED TOTAL
        COMPENSATION RETIREMENT BENEFITSESTIMATED ANNUAL COMPENSATION FROM
        FROM THE     ACCRUED AS PART BENEFITS UPON  THE PORTFOLIO TRUST
        PORTFOLIO TRUST OF FUND EXPENSES  RETIREMENT    AND FUND COMPLEX*
Edward C. Schmults,
Trustee                $7,000           None            None           $44,750

Robert H. Wadsworth,
Trustee                $7,000           None            None           $62,000

Werner Walbroel,
Trustee                $7,000           None            None           $46,250

G. Richard Stamberger,*
Trustee                  None           None            None              None

Christian Strenger,
Trustee                  None           None            None              None

* The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the Corporation's officers devotes full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

   FUND OWNERSHIP

      As of September 24, 1997, the Directors of the Corporation, Trustees of the Portfolio Trust and officers of the Corporation as a group beneficially owned no outstanding shares of the Corporation and none of the beneficial interests in any Portfolio of the Portfolio Trust. As of the same date, no person owned 5% or more of the outstanding voting stock of any series of the Corporation or any Portfolio except the Corporation owned 100% of the outstanding beneficial interests in each Portfolio and Edgewood Services, Inc. owned 100% of the outstanding voting shares of each Fund.

MANAGER
The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio and European Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.

ADVISER
DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, on behalf of the Portfolio Trust with respect to each Portfolio with DWS International Portfolio Management GmbH. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions.

The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60%,0.60% and 0.50% of the average daily net assets of each of Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio and European Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

For each Portfolio advised by the Adviser there is a corresponding DWS Fund, as follows (having launch dates and net assets as of July 31, 1997, as indicated):
Provesta Portfolio--Provesta (November 1985, $1.04 billion), Investa Portfolio--Investa (December 1956, $2.14 billion), European Bond
Portfolio--Eurorenta (November 1987, $2.21 billion) and Top 50 Europe Portfolio--Europa (October 1995, $1.33 billion).

ADMINISTRATOR
Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator of the Funds will receive a minimum fee of $75,000 per Fund annually.

OPERATIONS AGENT
Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agency Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent.

ADMINISTRATIVE AGENT
Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

DISTRIBUTOR
The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

The Distributor is not obligated to sell any specific number of shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation have been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class B Shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Class B Shares of that Fund.

TRANSFER AGENT, CUSTODIAN, AND FUND ACCOUNTANT
Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund. As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets. Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

INDEPENDENT ACCOUNTANTS
The independent accountants of the Corporation are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036. The independent accountants of the Portfolio Trust are Price Waterhouse LLP, Kaya W.F.G. (Jombi), Mensing #18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

PURCHASE OF SHARES
Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing shares is explained in each Prospectus under "Purchase of Shares."

CONVERSION TO FEDERAL FUNDS

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEMPTION OF SHARES
Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000. Class B Shares redeemed within six years of purchase and applicable Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

REDEMPTION IN KIND

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES
An investor may exchange shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

FIXED INCOME SECURITIES

The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

OTHER SECURITIES

The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 p.m. (U.S.Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S.Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S.Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA
From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust - Performance Information" in the Prospectus.

TOTAL RETURN QUOTATIONS

As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Any applicable contingent deferred sales charge is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

YIELD

The yield for each class of Shares of the Funds is determined by dividing the net investment income per share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

GENERAL

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per fund share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

Comparative performance information may be used from time to time in advertising each Fund's shares. The performance of the:

o  Top 50 Europe may be compared to MSCI-Europe Index;

o European Mid-Cap Fund may be compared to the DAX Composite Index ("CDAX"), Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid-Cap, and Morgan Stanley Capital Index ("MSCI") - Europe Index;

o German Equity Fund may be compared to DAX, CDAX, MSCI-Europe Index, and FT-Europe Index;

o European Bond Fund may be compared to JPM European Government Bond Index, Salomon Brothers European World Government Bond Index, and EFFAS Government Bond Index;

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of shares of each Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.



PORTFOLIO TRANSACTIONS
The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser.
The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

TAXES
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "The Fund--Dividends and Distributions and "--Taxes."

UNITED STATES TAXATION

   GENERAL

      Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Legislation recently passed by Congress eliminates the short-short rule described above in clause (b) and makes certain other changes. Consult your tax adviser for further details.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

      If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under proposed Regulations, if finalized, or proposed legislation, if enacted, the Fund could instead elect to mark-to-market the shares annually, in which case the treatment provided in the first sentence above also would not apply.

      Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

      Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. "Straddles" may also result in the loss of the holding period of underlying securities for purposes of the 30% gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

      Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his shares and as a capital gain thereafter.

   FOREIGN TAXES

      As set forth in the Prospectus under "Taxation," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

      Additionally, Congress has passed legislation under which the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, the proposed legislation would also deny such credit where the shareholder of the Fund does not satisfy the above holding requirement with respect to its shares in the Fund. There can be no assurances as to whether such legislation will be enacted into law, and, if so, what its effective date might be.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

   STATE AND LOCAL TAXES

      Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

   FOREIGN SHAREHOLDERS

      Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxation" in the Prospectus. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

   REPORTS TO SHAREHOLDERS

      The Fund will make annual reports of the federal income tax status of distributions to owners of shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

      The foregoing discussion is based on U.S. federal tax laws in effect on October 10, 1997. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

      THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF A FUND SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

DESCRIPTION OF SHARES
The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 10,000,000 shares have been classified as shares of each Fund. The Corporation currently consists of eleven such series and two classes of shares for each Fund known as Class A Shares and Class B Shares. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

ADDITIONAL INFORMATION
As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

APPENDIX A
FUNDS AND CORRESPONDING PORTFOLIOS

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

TOP 50 EUROPE--Top 50 Europe Portfolio (US Dollar), ("Top 50 Europe Portfolio")

EUROPEAN MID-CAP FUND--Provesta Portfolio (US Dollar), ("Provesta Portfolio")

GERMAN EQUITY FUND--Investa Portfolio (US Dollar), ("Investa Portfolio")

EUROPEAN BOND FUND--European Bond Portfolio (US Dollar), ("European Bond Portfolio").

APPENDIX B--DESCRIPTION OF SECURITY RATINGS
STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BONDS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.